UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 25, 2006

Structured Asset Investment Loan Trust 2006-BNC3
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal
Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This Form 8-K/A amends the Form 8-K of the Registrant dated August 25, 2006, and filed on September 8, 2006 and accepted on September 8, 2006 (the “Original Form 8-K”) for the purpose of filing an Execution copy of the Trust Agreement filed as Exhibit 4.1 to the Original Form 8-K.

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Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, Risk Management Group, LLC, as Credit Risk Manager, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A. as Securities Administrator and U.S. Bank National Association, as Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan Title: Senior Vice President

Dated: August 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, Risk Management Group, LLC, as Credit Risk Manager, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A. as Securities Administrator and U.S. Bank National Association, as Trustee.